CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                December 22, 2003
                                 Date of Report
                        (Date of Earliest Event Reported)

                         Knightsbridge Fine Wines, Inc.
             (Exact name of registrant as specified in its charter)

             Nevada                   333-90456                  98-0231440
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)
                                65 Shrewsbury Rd
                              Livingston, NJ 07039
               (Address of principal executive offices (zip code))

                                 (973) 597-1971
                                 (973)  597-1972(fax)
              (Registrant's telephone number, including area code)



ITEM 5. OTHER EVENTS

Knightsbridge Fine Wines, Inc. (the "Company") completed a convertible debt financing on December 22, 2003 for $2,000,000. Net proceeds from the offering after estimated costs and expenses, including fees of finders and agents, were approximately $1,735,000. The Company issued a 7.5% convertible note due December 22, 2006. The holder is entitled, during the term of the note, the option of converting the outstanding amount owed into the Company's common stock at a conversion price of $1.80 per share. The Company also issued to the holder 1,111,111 warrants, each of which entitles the holder to purchase one share of the Company's common stock, $.001 par value, for a period of three years from the date of issuance at a price of $0.70 per share.

The Company is obligated to file a registration statement within 30 days of the closing covering 125% of the Company's shares of common stock issuable under the Convertible Note and covering 100% of the Company's shares of common stock exercisable for each Warrant issued to the holder. If our registration statement is not declared effective by the Securities and Exchange Commission within 90 days of closing, we will begin to owe penalties to our investors.

The private equity financing described herein was made pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), provided by Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder. The securities issued have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c) EXHIBITS

       10.1 Form of the Securities Purchase Agreement, dated as of December 22, 2003, by and between the Company and each of the Purchasers thereto.

       10.2 Form of the Convertible Note, dated as of December 22, 2003, by and between the Company and each of the Purchasers thereto.

       10.3 Form of Common stock purchase warrant, dated as of December 22, 2003, by and between the Company and each of the Purchasers thereto.

       10.4 Form of the Registration Rights Agreement, dated as of December 22, 2003, by and between the Company and each of the Purchasers thereto.

       10.5 Form of Security Agreement, dated as of December 22, 2003, by and between the Company and each of the Purchasers thereto.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHTSBRIDGE FINE WINES, INC.


By:      /s/ Joel Shapiro
         --------------------------
         Joel Shapiro
         Chairman, President, CEO


Dated:  December 22, 2003